Execution Copy

                               SECURITY AGREEMENT

        THIS SECURITY AGREEMENT (this "Agreement"), dated as of March 7, 2006, is made between POWERLINX, INC., a Nevada corporation ("Debtor") and SOFAER CAPITAL INC, a British Virgin Islands corporation, as collateral agent for the Purchasers referred to below ("Secured Party").

        Debtor and Secured Party hereby agree as follows:

        SECTION 1  Definitions; Interpretation.

        (a) All capitalized terms used in this Agreement and not otherwise defined herein shall have -the meanings assigned to them in the Securities Purchase Agreement and the Debentures.

        (b) As used in this Agreement, the following terms shall have the following meanings:

        "Collateral" has the meaning set forth in Section 2.

        "Documents" means this Agreement, the Debentures and all other certificates, documents, agreements and instruments delivered to Secured Party or Purchasers under this Agreement or the Debentures, or in connection with the Obligations, including without limitation the Copyright Security Agreement, the Patent and Trademark Security Agreement, and any other Collateral Documents.

        "Event of Default" has the meaning set forth in Section 8.

        "Lien" means any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien, or other type of preferential arrangement.

        "Obligations" means the indebtedness, liabilities and other obligations of Debtor to Secured Party, as collateral agent, and Purchasers under or in connection with this Agreement and the other Documents, including, without limitation, all unpaid principal of the Debentures, all interest accrued thereon, all fees and all other amounts payable by Debtor to Secured Party, as collateral agent, and Purchasers thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and including interest that accrues after the commencement by or against Debtor of any bankruptcy or insolvency proceeding naming such Person as the debtor in such proceeding.

        "Partnership and LLC Collateral" has the meaning set forth in Section 5.

        "Permitted Lien" means (i) any Lien in favor of Secured Party or Purchasers; (ii) any Lien existing as of the date hereof that is subordinate to the Lien on the Collateral created by this Agreement pursuant to a subordination agreement in form and substance satisfactory to Secured Party; (iii) any Liens existing as of the date hereof and disclosed in writing to Secured Party; (iv) Liens (A) upon or in any property acquired or held by Debtor or any of its subsidiaries to secure the purchase price of such property or indebtedness incurred solely for the purpose of financing the acquisition of such property, or (B) existing on such property at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and provided further that indebtedness secured by such Lien is permitted pursuant to the Debentures; (v) Liens on assets of Persons which become subsidiaries of Debtor after the date hereof, provided that such Liens existed at the time the respective Persons became subsidiaries of Debtor and were not created in anticipation thereof; and (vi) other Liens which arise in the ordinary course of business and do not materially impair Debtor's ownership or use of the Collateral or the value thereof.

        "Person" means an individual, corporation, partnership, joint venture, trust, unincorporated organization, governmental agency or authority, or any other entity of whatever nature.

        "Pledged  Collateral"  means Debtor's (i)  Investment  Property and (ii)
Partnership and LLC Collateral, including any ownership interests in any subsidiaries of Debtor.

        "Pledged  Collateral  Agreements"  means  any  shareholders   agreement,
operating agreement, partnership agreement, voting trust, proxy agreement or other agreement or understanding with respect to any Pledged Collateral.

        "Purchasers" means the several lending institutions named in Annex 1.

        "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York.

        (a) Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

        (b) In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; and (ii) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

        SECTION 2  Security Interest.

        (a) As security for the payment and performance of the Obligations, Debtor hereby grants to Secured Party as collateral agent, for itself and for the ratable benefit of Purchasers, a security interest in all of Debtor's right, title and interest in, to and under all of its personal property, wherever located and whether now existing or owned or hereafter acquired or arising, including all accounts, chattel paper, commercial tort claims, deposit accounts, documents, equipment (including all fixtures), general intangibles, instruments, inventory, investment property, letter-of-credit rights, money and all products, proceeds and supporting obligations of any and all of the foregoing
(collectively, the "Collateral"). The interest of any Purchaser in the Collateral shall be on a parity with the interests of all other Purchasers, and the interest of each Purchaser in the Collateral shall be ratable in the


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
proportion that the aggregate indebtedness then outstanding and unpaid under the Debenture(s) held by such Purchaser bears to the aggregate indebtedness then outstanding and unpaid under the Debentures held by all Purchasers (except to the extent the Purchasers agree to any other ratable interest therein). Any Purchaser holding any instruments, certificated Pledged Collateral or other Collateral hereunder shall do so as agent for Secured Party and for the ratable benefit of all Purchasers.

        (b) Anything herein to the contrary notwithstanding, (i) Debtor shall remain liable under any Pledged Collateral Agreements and any other contracts, agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Secured Party of any of the rights hereunder shall not release Debtor from any of its duties or obligations under any Pledged Collateral Agreements or other such contracts, agreements and other documents, and (iii) Secured Party shall not have any obligation or liability under any Pledged Collateral Agreements or other such contracts, agreements and other documents by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any Pledged Collateral Agreements or other such contract, agreement or other document.

        (c) Anything herein to the contrary notwithstanding, in no event shall the Collateral include, and Debtor shall not be deemed to have granted a security interest in, any of Debtor's right, title or interest in any of the outstanding voting capital stock or other ownership interests of a Controlled Foreign Corporation (as defined below) in excess of 65% of the voting power of all classes of capital stock or other ownership interests of such Controlled Foreign Corporation entitled to vote; provided that (i) immediately upon the amendment of the Internal Revenue Code to allow the pledge of a greater percentage of the voting power of capital stock or other ownership interests in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and Debtor shall be deemed to have granted a security interest in, such greater percentage of capital stock or other ownership interests of each Controlled Foreign Corporation; and (ii) if no adverse tax consequences to Debtor shall arise or exist in connection with the pledge of any Controlled Foreign Corporation, the Collateral shall include, and Debtor shall be deemed to have granted a security interest in, such Controlled Foreign Corporation. As used herein, "Controlled Foreign Corporation" shall mean a "controlled foreign corporation" as defined in the Internal Revenue Code.

        (d) Secured Party agrees that, notwithstanding the terms of any account control agreements, while no Event of Default exists Secured Party (i) shall refrain from exerting control over any deposit or securities accounts subject to such account control agreements, (ii) shall defer to Debtor's control over the assets and proceeds in such accounts, including Debtor's ability to withdraw from, or otherwise direct the disposition of funds from, deposit accounts for the payment of Debtor's obligations to third parties as they become due and payable, and including Debtor's ability to withdraw from, designate investments in, or otherwise direct activities in its securities accounts, and (iii) shall not send a "Notice of Exclusive Control" (or similar notice pursuant to which Secured Party purports to exert exclusive control over any deposit or securities account of Debtor) to the applicable bank, broker or other securities intermediary party to an account control agreement.


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
(e) This Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 19 hereof.

        SECTION 3  Financing Statements and Other Action.

        (a) Debtor hereby authorizes Secured Party to file at any time and from time to time any financing statements describing the Collateral, and Debtor shall execute and deliver to Secured Party, and Debtor hereby authorizes Secured Party to file (with or without Debtor's signature), at any time and from time to time, all amendments to financing statements, assignments, continuation financing statements, termination statements, account control agreements, and other documents and instruments, in form reasonably satisfactory to Secured Party, as Secured Party may reasonably request, to perfect and continue perfected, maintain the priority of or provide notice of the security interest of Secured Party in the Collateral and to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, Debtor ratifies and authorizes the filing by Secured Party of any financing statements filed prior to the date hereof.

        (b) Debtor will cooperate with Secured Party in obtaining control (as defined in the UCC) of Collateral consisting of deposit accounts, investment property, letter of credit rights and electronic chattel paper. In the case of deposit accounts, Debtor shall use commercially reasonable efforts to obtain such control agreements. Secured Party reserves the right following the occurrence and during the continuance of an Event of Default to require Debtor to maintain deposit accounts at a bank or other financial institution which will execute and deliver a control agreement in form and substance satisfactory to Secured Party.

        (c) Debtor will join with Secured Party in notifying any third party who has possession of any Collateral of Secured Party's security interest therein and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party.

        (d) Upon request of Secured Party, Debtor (i) shall cause certificates to be issued in respect of any uncertificated Pledged Collateral, (ii) shall exchange certificated Pledged Collateral for certificates of larger or smaller denominations, and (iii) shall cause any securities intermediaries to show on their books that Secured Party is the entitlement holder with respect to any Pledged Collateral.

        (e) Debtor will not create any chattel paper without placing a legend on the chattel paper acceptable to Secured Party indicating that Secured Party has a security interest in the chattel paper.

        SECTION 4 Representations and Warranties. Debtor represents and warrants to Secured Party and each Purchaser that:

        (a) Debtor is duly organized, validly existing and in good standing under the law of the jurisdiction of its organization and has all requisite power and authority to execute, deliver and perform its obligations under the Documents.


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
        (b) The execution, delivery and performance by Debtor of the Documents have been duly authorized by all necessary action of Debtor, and the Documents constitute the legal, valid and binding obligations of Debtor, enforceable against Debtor in accordance with its terms.

        (c) No authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority or agency, or approval or consent of any other Person, is required for the due execution, delivery or performance by Debtor of the Documents, except for any filings necessary to perfect any Liens on any Collateral.

        (d) Debtor's chief executive office and principal place of business (as of the date of this Agreement) is located at the address set forth in Schedule 1; Debtor's jurisdiction of organization is set forth in Schedule 1; Debtor's exact legal name is as set forth in the first paragraph of this Agreement; and all other locations where Debtor conducts business or Collateral is kept (as of the date of this Agreement) are set forth in Schedule 1.

        (e) Debtor has rights in or the power to transfer the Collateral, and Debtor is the sole and complete owner of the Collateral, free from any Lien other than Permitted Liens.

        (f) All of Debtor's U.S. and foreign patents and patent applications, copyrights (whether or not registered), applications for copyright, trademarks, service marks and trade names (whether registered or unregistered), and applications for registration of such trademarks, service marks and trade names, are set forth in Schedule 2.

        (g) Debtor is not and will not become a lessee under any real property lease or other agreement governing the location of Collateral at the premises of another Person pursuant to which the lessor or such other Person may obtain any rights in any of the Collateral, and no such lease or other such agreement now prohibits, restrains, impairs or will prohibit, restrain or impair such Debtor's right to remove any Collateral from the premises at which such Collateral is situated, except for the usual and customary restrictions contained in such leases of real property.

        (h) No control agreements exist with respect to any Collateral other than control agreements in favor of Secured Party.

        (i) Debtor does not have or hold any chattel paper, letter-of-credit rights or commercial tort claims except as disclosed in Schedule 1.

        (j) The names and addresses of all financial institutions and other Persons at which Debtor maintains its deposit and securities accounts, and the account numbers and account names of such accounts, are set forth in Schedule 1.

        (k) Schedule 3 lists Debtor's ownership interests in each of its subsidiaries as of the date hereof.

        (l) Debtor is and will be the legal record and beneficial owner of all Pledged Collateral, and has and will have good and marketable title thereto.


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
        (m) Except as disclosed in writing to Secured Party, there are no Pledged Collateral Agreements which affect or relate to the voting or giving of written consents with respect to any of the Pledged Collateral. Each Pledged Collateral Agreement contains the entire agreement between the parties thereto with respect to the subject matter thereof, has not been amended or modified, and is in full force and effect in accordance with its terms. To the best knowledge of Debtor, there exists no material violation or material default under any Pledged Collateral Agreement by Debtor or the other parties thereto. Debtor has not knowingly waived or released any of its material rights under or otherwise consented to a material departure from the terms and provisions of any Pledged Collateral Agreement.

        SECTION 5 Covenants. So long as any of the Obligations remain unsatisfied, Debtor agrees that:

        (a) Debtor shall appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or Secured Party's right or interest in, the Collateral, and shall do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

        (b) Debtor shall comply in all material respects with all laws, regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral.

        (c) Debtor shall give prompt written notice to Secured Party (and in any event not later than 30 days following any change described below in this subsection) of: (i) any change in the location of Debtor's chief executive office or principal place of business; (ii) any change in the locations set forth in Schedule 1; (iii) any change in its name; (iv) any changes in its identity or structure in any manner which might make any financing statement filed hereunder incorrect or misleading; (v) any change in its registration as an organization (or any new such registration); or (vi) any change in its jurisdiction of organization; provided that Debtor shall not locate any Collateral outside of the United States nor shall Debtor change its jurisdiction of organization to a jurisdiction outside of the United States.

        (d) Debtor shall carry and maintain in full force and effect, at its own expense and with financially sound and reputable insurance companies, insurance with respect to the Collateral in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in the same or similar businesses and owning similar properties in the localities where Debtor operates. Insurance on the Collateral shall name Secured Party as additional insured and as loss payee. Upon the request of Secured Party, Debtor shall furnish Secured Party from time to time with full information as to the insurance carried by it and, if so requested, copies of all such insurance policies. Debtor shall also furnish to Secured Party at least once in each calendar year a certificate of Debtor's insurance broker or other insurance specialist stating that all premiums then due on the policies relating to insurance on the Collateral have been paid and that such policies are in full force and effect. All insurance policies required under this subsection (d) shall provide that they shall not be terminated or cancelled nor shall any such policy be materially changed without at least 30 days' prior written notice to Debtor and Secured Party. Receipt of notice of termination or cancellation of any such insurance policies or reduction of coverages or amounts thereunder


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
shall entitle Secured Party to renew any such policies, cause the coverages and amounts thereof to be maintained at levels required pursuant to the first sentence of this subsection (d) or otherwise to obtain similar insurance in place of such policies, in each case at the expense of Debtor.

        (e) All insurance policies shall provide that any losses payable thereunder be payable directly to Secured Party unless written authority to the contrary is obtained. In the event that Debtor shall receive any proceeds of any insurance (other than in respect of third party liability insurance) it shall immediately cause such proceeds to be paid over to Secured Party. If the Collateral shall be materially damaged or destroyed, in whole or in part, by fire or other casualty, Debtor shall give prompt notice thereof to Secured Party. Additionally, Debtor shall in any event promptly give Secured Party notice of all reports made to insurance companies in respect of any claim in excess of $25,000.00. No settlement on account of any loss covered by insurance shall be made for less than insured value without the consent of Secured Party. In its sole discretion Secured Party may apply all or any portion of such insurance proceeds to the payment of Obligations or may release all or any portion thereof to Debtor.

        (f) Debtor shall keep separate, accurate and complete books and records with respect to the Collateral, disclosing Secured Party's security interest hereunder.

        (g) Debtor shall not surrender or lose possession of (other than to Secured Party), sell, lease, rent, or otherwise dispose of or transfer any of the Collateral or any right or interest therein, except in the ordinary course of business or unless such Collateral is replaced by comparable Collateral of similar value; provided that no such disposition or transfer of Collateral consisting of Pledged Collateral or instruments shall be permitted while any Event of Default exists.

        (h) Debtor shall keep the Collateral free of all Liens except Permitted Liens.

        (i) Debtor shall pay and discharge all taxes, fees, assessments and governmental charges or levies imposed upon it with respect to the Collateral prior to the date on which penalties attach thereto, except to the extent such taxes, fees, assessments or governmental charges or levies are being contested in good faith by appropriate proceedings.

        (j) Debtor shall maintain and preserve its legal existence, its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of the Collateral, except in connection with any transactions expressly permitted by the Documents.

        (k) Upon the request of Secured Party, Debtor shall (i) immediately deliver to Secured Party, or an agent designated by it, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment, all documents and instruments, all certificated securities with respect to any Pledged Collateral, all letters of credit and all accounts and other rights to payment at any time evidenced by promissory notes, trade acceptances or other instruments, and (ii) provide such notice, obtain such acknowledgments and take all such other action, with respect to any chattel paper, documents and letter-of credit rights, as Secured Party shall reasonably specify.


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
        (l) Debtor shall at any reasonable time and from time to time permit Secured Party or any of its agents or representatives to visit the premises of Debtor and inspect the Collateral and to examine and make copies of and abstracts from the records and books of account of Debtor.

        (m) Debtor shall: (i) with such frequency as Secured Party may require, furnish to Secured Party such lists of customers and other information relating to the accounts and other rights to payment as Secured Party shall reasonably request; (ii) give only normal discounts, allowances and credits as to accounts and other rights to payment, in the ordinary course of business, according to normal trade practices utilized by Debtor, and enforce all accounts and other rights to payment strictly in accordance with their terms, except that Debtor may grant any extension of the time for payment or enter into any agreement to make a rebate or otherwise to reduce the amount owing on or with respect to, or compromise or settle for less than the full amount thereof, any account or other right to payment, in the ordinary course of business, according to normal and prudent trade practices utilized by Debtor; and (iii) upon the request of Secured Party (A) at any time, notify all or any designated portion of the account debtors and other obligors on the accounts and other rights to payment of the security interest hereunder, and (B) upon the occurrence and during the continuance of an Event of Default, notify the account debtors and other obligors on the accounts and other rights to payment or any designated portion thereof that payment shall be made directly to Secured Party or to such other Person or location as Secured Party shall specify.

        (n) Debtor shall, at such times as Secured Party shall reasonably request, prepare and deliver to Secured Party a report of all Inventory, in form and substance satisfactory to Secured Party.

        (o) Debtor shall (i) notify Secured Party of any material claim made or asserted against the Collateral by any Person and of any change in the composition of the Collateral or other event which could materially adversely affect the value of the Collateral or Secured Party's Lien thereon; (ii) furnish to Secured Party such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail; and (iii) upon reasonable request of Secured Party make such demands and requests for information and reports as Debtor is entitled to make in respect of the Collateral.

        (p) If and when Debtor shall obtain rights to any new patents, trademarks, service marks, trade names or copyrights, or otherwise acquire or become entitled to the benefit of, or apply for registration of, any of the foregoing, Debtor (i) shall promptly notify Secured Party thereof and (ii) hereby authorizes Secured Party to modify, amend, or supplement Schedule 2 and from time to time to include any of the foregoing and make all necessary or appropriate filings with respect thereto.

        (q) Without limiting the generality of subsection (p), Debtor shall not register with the U.S. Copyright Office any unregistered copyrights (whether in existence on the date hereof or thereafter acquired, arising, or developed) unless Debtor provides Secured Party with written notice of its intent to register such copyrights not less than 30 days prior to the date of the proposed registration.


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
        (r) At Secured Party's request, Debtor will obtain from each Person from whom Debtor leases any premises at which any Collateral is at any time present such collateral access, subordination, waiver, consent and estoppel agreements as Secured Party may require, in form and substance satisfactory to Secured Party.

        (s) Debtor shall give Secured Party immediate notice of the acquisition of any instruments or securities, or the establishment of any new deposit account or any new securities account with respect to any Pledged Collateral.

        (t) Debtor shall immediately notify Secured Party if Debtor holds or acquires (i) any commercial tort claims, (ii) any chattel paper, including any interest in any electronic chattel paper, or (iii) any letter-of-credit rights.

        (u) (i) Debtor shall comply with all of its obligations under any Pledged Collateral Agreements to which it is a party and shall enforce all of its rights thereunder. (ii) Debtor will take all actions necessary to cause each Pledged Collateral Agreement relating to Collateral consisting of any and all limited, limited liability and general partnership interests and limited liability company interests of any type or nature ("Partnership and LLC Collateral") to provide specifically at all times that: (A) the Partnership and LLC Collateral shall be securities and shall be governed by Article 8 of the applicable Uniform Commercial Code; (B) each certificate of membership or partnership representing the Partnership and LLC Collateral shall bear a legend to the effect that such membership interest or partnership interest is a security and is governed by Article 8 of the applicable Uniform Commercial Code; and (C) no consent of any member, manager, partner or other Person shall be a condition to the admission as a member or partner of any transferee that acquires ownership of the Partnership and LLC Collateral as a result of the exercise by Secured Party of any remedy hereunder or under applicable law. (iii) Debtor shall not vote to enable or take any other action to amend or terminate, or waive compliance with any of the terms of, any Pledged Collateral Agreement, certificate or articles of incorporation, bylaws or other organizational documents, or otherwise cast any vote or grant or give any consent, waiver or ratification in respect of the Pledged Collateral, in any way that materially changes the rights of Debtor with respect to any Pledged Collateral in a manner adverse to the Secured Party or that adversely affects the validity, perfection or priority of Secured Party's security interest therein.

        (v) In the event that Debtor acquires rights in any subsidiary after the date hereof, it shall deliver to Secured Party a completed supplement to
Schedule 3, reflecting such new subsidiary. Notwithstanding the foregoing, it is understood and agreed that the security interest of Secured Party shall attach to any such subsidiary immediately upon Debtor's acquisition of rights therein and shall not be affected by the failure of Debtor to deliver any such supplement to Schedule 3.

        (w) Without limiting the foregoing provisions of this Section 5, Debtor shall send to Secured Party, within five calendar days following the beginning of each calendar quarter, an Update Certificate in the form substantially attached hereto as Exhibit A.

        (x) (i) Promptly after the date Debtor incorporates, creates or acquires any additional subsidiary and, in any event, within ten days following receipt by Debtor from Secured Party of a security agreement providing for the grant to Secured Party a blanket Lien on its personal property substantially similar to the grant contained in this Agreement, in form and substance satisfactory to Secured Party (or a supplement to any existing security agreement entered into by any Subsidiaries), and a guaranty of the Obligations, in form and substance satisfactory to Secured Party (or a supplement to any existing guaranty of any Subsidiaries), Debtor shall cause such subsidiary to execute and deliver such security agreement (or supplement) and guaranty (or supplement) to Secured Party. (ii) Without limiting the foregoing provisions of this Section 5, within ten days after the date of incorporation, creation of acquisition of a subsidiary, and if Debtor shall hold any certificated securities in respect of such subsidiary, upon request of Secured Party, Debtor shall deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may reasonably request. (iii) If at any time Debtor or any subsidiary shall become the owner of any real property, promptly, and in any event within thirty 30 days following acquisition of such real property, Debtor shall (and shall cause any of its Subsidiaries to) execute and deliver to Secured Party a deed of trust or mortgage in respect of such property, in form and substance satisfactory to Secured Party, together with such title insurance polices, evidence of insurance, insurance certificates and endorsements, surveys, appraisals, consents, estoppels, subordination agreements and other documents and other instruments related thereto, as Secured Party shall reasonably request, in form and substance satisfactory to Secured Party.
(iv) Additionally, Debtor and such subsidiary shall execute and deliver to Secured Party such other items as reasonably requested by Secured Party in connection with the foregoing, including certificates and powers, financing statements and other security documents, resolutions, incumbency and officers' certificates, opinions of counsel, control agreements, search reports and other certificates and documents, in form and substance satisfactory to Secured Party.

        (y) Secured Party may elect in its sole discretion to waive any such collateral and guaranty delivery requirement set forth in subsection (x) for any subsidiary that will remain a dormant or shell subsidiary; and Secured Party agrees to waive any such requirement in the case of a Controlled Foreign Corporation (or in the case of a stock pledge, to require the pledge of 100% of the non-voting capital stock or other ownership interests, but not more than 65% of the voting capital stock or other ownership interests, of any such subsidiary constituting a direct (i.e., "first tier") Controlled Foreign Corporation), if any adverse tax consequences under applicable U.S. tax law would result therefrom.

        SECTION 6  Rights of Secured Party.

        (a) Until Secured Party exercises its rights hereunder to collect the accounts and other rights to payment, Debtor shall endeavor in the first instance diligently to collect all amounts due or to become due on or with respect to the accounts and other rights to payment. At the request of Secured Party, upon the occurrence and during the continuance of any Event of Default, all remittances received by Debtor shall be held in trust for Secured Party and, in accordance with Secured Party's instructions, remitted to Secured Party or deposited to an account of Secured Party in the form received (with any necessary endorsements or instruments of assignment or transfer).

        (b) At the request of Secured Party, upon the occurrence and during the continuance of any Event of Default, Secured Party shall be entitled to receive all distributions and payments of any nature with respect to any Pledged

Collateral or instrument Collateral, and all such distributions or payments received by the Debtor shall be held in trust for Secured Party and, in accordance with Secured Party's instructions, remitted to Secured Party or deposited to an account designated by Secured Party in the form received (with any necessary endorsements or instruments of assignment or transfer). Further, upon the occurrence and during the continuance of any Event of Default any such distributions and payments with respect to any Pledged Collateral held in any securities account shall be held and retained in such securities account, in each case as part of the Collateral hereunder, and Secured Party shall have the right, following prior written notice to the Debtor, to vote and to give consents, ratifications and waivers with respect to any Pledged Collateral and instruments, and to exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining thereto, as if Secured Party were the absolute owner thereof; provided that Secured Party shall have no duty to exercise any of the foregoing rights afforded to it and shall not be responsible to the Debtor or any other Person for any failure to do so or delay in doing so.

        SECTION 7  Authorization; Secured Party Appointed Attorney-in-Fact.

        Secured Party shall have the right to, in the name of Debtor, or in the name of Secured Party or otherwise, upon notice to but without the requirement of assent by Debtor, and Debtor hereby constitutes and appoints Secured Party (and any of Secured Party's officers, employees or agents designated by Secured Party) as Debtor's true and lawful attorney-in-fact, with full power and authority to: (i) sign and file any of the financing statements and other documents and instruments which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of Secured Party's security interest in the Collateral (including any notices to or agreements with any securities intermediary); (ii) assert, adjust, sue for, compromise or release any claims under any policies of insurance; (iii) give notices of control, default or exclusivity (or similar notices) under any account control agreement or similar agreement with respect to exercising control over deposit accounts or securities accounts; and (iv) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of Debtor, which Secured Party may deem reasonably necessary or advisable to maintain, protect, realize upon and preserve the Collateral and Secured Party's security interest therein and to accomplish the purposes of this Agreement. Secured Party agrees that, except upon and during the continuance of an Event of Default, it shall not exercise the power of attorney, or any rights granted to Secured Party, pursuant to clauses (ii), (iii) and (iv). The foregoing power of attorney is coupled with an interest and irrevocable so long as the Obligations have not been paid and performed in full. Debtor hereby ratifies, to the extent permitted by law, all that Secured Party shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 7.

        SECTION 8 Events of Default. Any of the following events which shall occur and be continuing shall constitute an "Event of Default":

        (a) Any representation or warranty by Debtor under or in connection with this Agreement shall prove to have been incorrect in any material respect when made or deemed made.

        (b) Debtor shall fail to perform or observe in any material respect any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for a period of 15 days from the occurrence thereof; or any "Event of Default" as defined in the Debentures or any other Document shall have occurred.

        (c) Any material impairment in the value of the Collateral or the priority of Secured Party's Lien hereunder.

        (d) Any levy upon, seizure or attachment of any of the Collateral which shall not have been rescinded or withdrawn.

        (e) Any loss, theft or substantial damage to, or destruction of, any material portion of the Collateral (unless within 15 days after the occurrence of any such event, Debtor furnishes to Secured Party evidence satisfactory to Secured Party that the amount of any such loss, theft, damage to or destruction of the Collateral is fully insured under policies naming Secured Party as an additional named insured or loss payee).

        SECTION 9  Remedies.

        (a) Upon the occurrence and during the continuance of any Event of Default, Secured Party may declare any of the Obligations to be immediately due and payable and shall have, in addition to all other rights and remedies granted to it in this Agreement and the other Documents, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, (i) Secured Party may peaceably and without notice enter any premises of Debtor, take possession of any the Collateral, remove or dispose of all or part of the Collateral on any premises of such Debtor or elsewhere, or, in the case of equipment, render it nonfunctional, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as Secured Party may determine; (ii) Secured Party may require any Debtor to assemble all or any part of the Collateral and make it available to Secured Party at any place and time designated by Secured Party; (iii) Secured Party may secure the appointment of a receiver of the Collateral or any part thereof (to the extent and in the manner provided by applicable law); (iv) Secured Party may sell, resell, lease, use, assign, license, sublicense, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of Debtor's assets, without charge or liability to Secured Party therefor) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as Secured Party deems advisable; provided, however, that Debtor shall be credited with the net proceeds of sale only when such proceeds are finally collected by Secured Party. Debtor recognizes that Secured Party may be unable to make a public sale of any or all of the Pledged Collateral, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale. Secured Party and each Purchaser shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Debtor hereby releases, to the extent permitted by law. Secured Party shall give Debtor such notice of any private or public sales as may be required by the UCC or other applicable law.

        (b) For the purpose of enabling Secured Party to exercise its rights and remedies under this Section 9 or otherwise in connection with this Agreement, Debtor hereby grants to Secured Party an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to Debtor) to use, license or sublicense any intellectual property Collateral.

        (c) Neither Secured Party nor any Purchaser shall have any obligation to clean up or otherwise prepare the Collateral for sale. Secured Party has no obligation to attempt to satisfy the Obligations by collecting them from any other Person liable for them, and Secured Party and Purchasers may release, modify or waive any Collateral provided by any other Person to secure any of the Obligations, all without affecting Secured Party's or any Purchaser's rights against Debtor. Debtor waives any right it may have to require Secured Party or any Purchaser to pursue any third Person for any of the Obligations. Secured Party and Purchasers may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. Secured Party may sell the Collateral without giving any warranties as to the Collateral. Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale.

        (d) To the extent Debtor uses the proceeds of any of the Obligations to purchase Collateral, Debtor's repayment of the Obligations shall apply on a "first-in, first-out" basis so that the portion of the Obligations used to purchase a particular item of Collateral shall be paid in the chronological order the Debtor purchased the Collateral.

        (e) The cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied first, to the payment of the reasonable costs and expenses of Secured Party in exercising or enforcing its rights hereunder and in collecting or attempting to collect any of the Collateral, and to the payment of all other amounts payable to Secured Party pursuant to Section 13 hereof; and second, to the payment of the Obligations. Any surplus thereof which exists after payment and performance in full of the Obligations shall be promptly paid over to Debtor or otherwise disposed of in accordance with the UCC or other applicable law. Debtor shall remain liable to Secured Party, as collateral agent, and each Purchaser, for any deficiency which exists after any sale or other disposition or collection of Collateral.

        (f) In taking any action under this Section 9 or otherwise taking action as collateral agent on behalf of Purchasers and exercising such powers and performing such duties under this Agreement as are granted to Secured Party hereunder, except to the extent otherwise provided under the Documents, Secured Party shall act in each case in accordance with the instructions of the Required Purchasers; provided, however, that, without the consent of all Purchasers, Secured Party shall not, and may not be directed to, release any of the Collateral or terminate this Agreement, except in connection with a sale or other disposition of Pledged Collateral under this Section 9, as otherwise contemplated or permitted hereunder or under the Documents or as contemplated by
Section 19.

        SECTION 10 Certain Waivers. Debtor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Obligations; (ii) any right to require Secured Party (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Obligations, (C) to pursue any remedy in Secured Party's power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and
(iii) all claims, damages, and demands against Secured Party or any Purchaser arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.

        SECTION 11 Notices. All notices or other communications hereunder shall be in writing (including by facsimile transmission or by email) and mailed, sent or delivered to the respective parties hereto at or to their respective addresses, facsimile numbers or email addresses set forth below their names on the signature pages hereof, or at or to such other address, facsimile number or email address as shall be designated by any party in a written notice to the other parties hereto. All such notices and other communications shall be deemed to be delivered when a record (within the meaning of the UCC) has been (i) delivered by hand; (ii) sent by mail upon the earlier of the date of receipt or five business days after deposit in the mail, first class (or air mail as to communications sent to or from the United States); (iii) sent by facsimile transmission; or (iv) sent by email. Electronic mail may be used only for routine communications, such as distribution of informational documents or documents for execution by the parties thereto, and may not be used for any other purpose.

        SECTION 12 No Waiver; Cumulative Remedies. No failure on the part of Secured Party or any Purchaser to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Secured Party and the Purchasers.

        SECTION 13 Costs and Expenses; Indemnification.

        (a)  Debtor agrees to pay on demand:

        (i) the reasonable out of pocket costs and expenses of Secured Party, and the reasonable fees and disbursements of counsel to Secured Party, in connection with any amendments, modifications or waivers of the terms thereof requested or initiated by Debtor, and the custody of the Collateral;

        (ii) all title, appraisal, survey, audit, consulting, search, recording, filing and similar costs, fees and expenses incurred or sustained by Secured Party in connection with this Agreement or the Collateral incurred after the date hereof at any time after the occurrence of an Event of Default; and

        (iii) all costs and expenses of Secured Party and each Purchaser, and the fees and disbursements of counsel, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement and the other Documents, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral.

        (b) Debtor hereby agrees to indemnify Secured Party, each Purchaser, any affiliate thereof, and their respective directors, officers, employees, agents, counsel and other advisors (each an "Indemnified Person") against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel to an Indemnified Person, which may be imposed on or incurred by any Indemnified Person, or asserted against any Indemnified Person by any third party or by Debtor, in any way relating to or arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the transactions contemplated hereby or the Collateral, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Debtor (the "Indemnified Liabilities"); provided that Debtor shall not be liable to any Indemnified Person for any portion of such Indemnified Liabilities to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, Debtor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

        (c) Any amounts  payable to Secured Party and the Purchasers  under this
Section 13 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the default rate of interest set forth in the Debentures.

        SECTION 14 Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor, Secured Party, each Purchaser and their respective successors and assigns and shall bind any Person who becomes bound as a debtor to this Agreement. Debtor may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Secured Party, as collateral agent, and Purchasers. Any such purported assignment, transfer, hypothecation or other conveyance by Debtor without the prior express written consent of Secured Party, as collateral agent, and Purchasers shall be void.

        SECTION 15  Governing Law; Submission of Jurisdiction.

        (a) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than New York.

        (b) Debtor hereby (i) submits to the non-exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States sitting in the Borough of Manhattan for the purpose of any action or proceeding arising out of or relating to the Documents, (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts, (iii) irrevocably waives (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum, and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

        (c) Nothing in this Section 15 shall affect the right of Secured Party to serve legal process in any other manner permitted by law or limit the right of Secured Party to bring any action or proceeding against Debtor or its property in the courts of other jurisdictions.

        SECTION 16 Entire Agreement; Amendment. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof. No amendment or waiver of any provision of this Agreement nor consent to any departure therefrom by Debtor shall in any event be effective unless the same shall be in writing and signed by Secured Party (with the consent of the Required Purchasers), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that without the consent of all Purchasers, no amendment, waiver or consent shall do any of the following: (i) subject the Purchasers to any additional obligations; (ii) reduce any amount payable to the Purchasers hereunder; (iii) postpone any date fixed for any payment in respect of any amount payable to any Purchaser hereunder; (iv) change the definition of "Required Purchasers" or any definition or provision of this Agreement requiring the approval of the Required Purchasers or some other specified amount of Purchasers; (v) amend the provisions of the proviso in Section 9(f); or (vi) amend the provisions of this Section 16; and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by Secured Party, affect the rights, duties or obligations of Secured Party under or in respect of this Agreement.

        SECTION 17 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

        SECTION 18 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

        SECTION 19 Termination. Upon payment and performance in full of all Obligations, the security interest created under this Agreement shall terminate and Secured Party shall promptly execute and deliver to Debtor such documents and instruments reasonably requested by Debtor as shall be necessary to evidence termination of all security interests given by Debtor to Secured Party hereunder.

        SECTION 20 Conflicts. In the event of any conflict or inconsistency between this Agreement and the Debentures, the terms of this Agreement shall control.

        SECTION 21 Acknowledgments. Debtor hereby acknowledges and agrees for that the Inventory Security Agreement dated March 7, 2005 made by Debtor in favor of Caledonian Bank and Trust as Trustee for Sofaer Capital Global Hedge Fund, the Inventory Security Agreement dated August 16, 2005 made by Debtor in favor of Caledonian Bank and Trust as Trustee for Sofaer Capital Global Hedge Fund and the Inventory Security Agreement dated December 21, 2005 made by Debtor in favor of Citco Trustees (Cayman) Limited on behalf of Sofaer Capital Global Hedge Fund (altogether, the "Inventory Security Agreements"), are amended and restated by this Agreement and the security interests thereunder shall not be deemed terminated hereby. Debtor hereby restates, reaffirms and continues the security interest in the existing collateral created pursuant to the Inventory Security Agreements (as amended and restated by this Agreement) as security for the "Obligations" referred to therein.



                          [Signature on following page]

        IN  WITNESS  WHEREOF,   the  parties  hereto  have  duly  executed  this
Agreement, as of the date first above written.

                          POWERLINX, INC.


                          By       ____________________________________________
                                    Name: Michael Tomlinson
                                    Title: Chief Executive Officer


                          1700 66th St. N, Suite 300
                          St. Petersburg, FL 33710
                          Attn:     Douglas Bauer
                          Fax:      (727) 866-7480
                          Email:    dbauer@power-linx.com




                          SOFAER CAPITAL INC.


                          By       ____________________________________________
                                    Name:
                                    Title:


                          c/o Sofaer Global Research (UK) Limited
                          9 Upper Belgrave Street
                          London SW1X 8BD
                          United Kingdom
                          Attn:     Tim Whyte
                          Fax:      (011) 44 20 7259-4410
                          Email:    twhyte@sofaer.com